Exhibit 10.6(i)

AMENDMENT TO EMPLOYMENT AGREEMENT BETWEEN

LINDA K. MASSMAN AND CLEARWATER PAPER CORPORATION

This Amendment to Employment Agreement (this “Amendment”) is entered into by and between Linda K. Massman and Clearwater Paper Corporation, effective as of January 1, 2012.

RECITALS

A. The parties entered into the Employment Agreement effective as of November 1, 2011 (the “Agreement”).

B. The parties now wish to enter into this Amendment to modify the target percentages for AIP and LTIP awards and to clarify that, pursuant to the Agreement, if Ms. Massman is entitled to a pro-rata portion of an equity award, the pro-rata period shall correspond to the applicable performance or vesting period of such equity award.

NOW THEREFORE the parties agree that the Agreement shall be amended as follows:

1. In section 4 of the Agreement, “75%” shall be substituted for “70%”.

2. In section 5 of the Agreement, “150%” shall be substituted for “125%”.

3. The first full paragraph following subsection 7(b)(iii) of the Agreement shall be amended to read as follows:

Further, and subject to Section 5(c) of the Severance Program (and any similar or successor section), upon the occurrence of any of the events specified in Section 5(a) of the Severance Program (and any similar or successor section) prior to a Change of Control (as that term is defined in the Severance Program), you will receive a pro-rated settlement of your performance shares based on actual performance determined pursuant to the applicable award agreement and pro-rated vesting of your restricted stock units, where applicable, granted under the LTIP. Such performance shares and restricted stock units will be pro-rated based upon the number of months completed in the applicable performance period or vesting period as of the date of your termination divided by the total number of months in such performance or vesting period.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to Employment Agreement.

CLEARWATER PAPER CORPORATION

By:	/s/ Gordon L. Jones
Gordon L. Jones, CEO

EXECUTIVE:

/s/ Linda K. Massman
Linda K. Massman